SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2015

NEW GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

WYOMING	333-179669	45-4349842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 East 17th Street, Suite 4217, Cheyenne, WY 82001

(Address of principal executive offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(307) 633-9192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

December 14, 2015, the Company issued a total of 283,783 shares of the Company's Restricted Common Stock to XL BioFuels, Inc. The shares were sold in a private transaction in exchange for $105,000 in services to the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Global Energy, Inc.

Date: December 16, 2015	By:	/s/ Perry Douglas West
Perry Douglas West
CEO